SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 9, 2003

                               RUSSELL CORPORATION
             (Exact name of registrant as specified in its charter)

         Alabama                         0-1790                 63-0180720
(State or other jurisdiction          (Commission            (I.R.S. Employer
      of incorporation)               File Number)          Identification No.)


3330 Cumberland Blvd., Suite 800, Atlanta, Georgia                     30339
     (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code: (678) 742-8000

Former name or former address, if changed since last report: None
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Item 7. Financial Statements and Exhibits

(c)   Exhibits

      Exhibit No.       Description
      -----------       -----------

      99.1              Press Release dated September 9, 2003

Item 9 Regulation FD Disclosure

On September 9, 2003, Russell Corporation issued a press release setting forth a revised outlook of operating results for the third quarter of 2003 and full year 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RUSSELL CORPORATION

September 9, 2003                           By:  /s/ Robert D. Martin
                                                -------------------------
                                                Robert D. Martin
                                                Senior Vice President and
                                                Chief Financial Officer